UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

LXP INDUSTRIAL TRUST
(Exact name of registrant as specified in its charter)

Maryland		1-12386	13-3717318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

515 N Flagler Dr, Suite 408,	West Palm Beach	FL	10119-4015
(Address of Principal Executive Offices)			(Zip Code)
(212) 692-7200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 1, 2025, LXP Industrial Trust, or LXP, released a press release announcing the transaction described in Item 8.01 of this Current Report on Form 8-K, a copy of which is furnished herewith as Exhibit 99.1.

Also on October 1, 2025, a presentation titled "Sale Of Development Projects In Central Florida and Indianapolis Markets" was made available on the "Investors" section of the LXP website.

The information furnished pursuant to this “Item 7.01 - Regulation FD Disclosure”, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by LXP under the Exchange Act or the Securities Act of 1933, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing. Information contained on LXP’s website is not incorporated by reference into this Current Report on Form 8-K.

Item 8.01.    Financial Statements and Exhibits.

On September 30, 2025, LXP sold two vacant development projects, totaling 2,138,640 square feet, located in Ocala, Florida and Indianapolis, Indiana for a gross aggregate price of $175 million. The gross sale price is approximately $29 million in excess of the gross book value of the properties as of June 30, 2025. LXP expects to receive $151 million after deducting minority partner distributions and transaction costs. Net proceeds from the sale will be used for debt repayment and other general corporate purposes.

On October 1, 2025, LXP issued a press release announcing that it has commenced a tender offer to purchase for cash an amount of its outstanding $300 million 6.75% Notes due 2028 with an aggregate purchase price of up to $150 million (excluding accrued and unpaid interest). The tender offer is being made exclusively pursuant to an offer to purchase, dated October 1, 2025, which sets forth the terms and conditions of the tender offer. The press release is attached as Exhibit 99.2 hereto and incorporated in this Item 8.01 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release issued October 1, 2025
99.2	Press Release issued October 1, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LXP Industrial Trust

Date:	October 1, 2025	By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Secretary